Table of Contents: Lisa D. Wilson 419/421-2071 lisadwilson@marathonpetroleum.com Income Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2 Consolidated Statements of Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3 Teresa R. Homan 419/421-2965 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4 thoman@marathonpetroleum.com Consolidated Statements of Cash Flows (YTD) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Net Property, Plant and Equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Refining & Marketing Segment - Supplemental Financial and Operating Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 Refining & Marketing Segment - Supplemental Operating Data By Region . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 Speedway Segment - Supplemental Financial and Operating Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Midstream Segment - Supplemental Financial and Operating Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Investor Relations Segment Earnings Before Interest, Taxes, Depreciation & Amortization (Segment EBITDA) . . . . . . . . . . . . . . . . . . . . . . 11 539 South Main Street Findlay, OH 45840-3229 May 2, 2016 Segment EBITDA represents segment earnings before interest and financing costs, interest income, income taxes and depreciation and amortization expense. Segment EBITDA is used by some investors and analysts to analyze and compare companies on the basis of operating performance. Segment EBITDA should not be considered as an alternative to net income attributable to MPC, income before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States. Segment EBITDA may not be comparable to similarly titled measures used by other entities. reviewed on our website at: www.marathonpetroleum.com First Quarter 2016 Additional information regarding Investor Relations, Financial Highlights, and News Releases can be

Income Summary
Marathon Petroleum Corporation

	(In millions)	Year 2012	Year 2013	Year 2014	1st Qtr 2015	2nd Qtr 2015	3rd Qtr 2015	4th Qtr 2015	Year 2015	1st Qtr 2016
	Income from operations by segment:[a]									
1	Refining & Marketing[b]	$ 5,022	$ 3,131	$ 3,538	$ 1,292	$ 1,181	$ 1,434	$ 179	$ 4,086	$ (62)
2	Speedway[b]	310	375	544	168	127	243	135	673	167
3	Midstream[c][d]	277	275	342	90	103	93	94	380	167
	Items not allocated to segments:									
4	Corporate and other unallocated items	(321)	(261)	(277)	(79)	(75)	(75)	(70)	(299)	(67)
5	Minnesota assets sale settlement gain	183	-	-	-	-	-	-	-	-
6	Pension settlement expenses	(124)	(95)	(96)	(1)	(1)	(2)	-	(4)	(1)
7	Impairments[e]	-	-	-	-	-	(144)	-	(144)	(129)
8	**Income from operations[b]**	5,347	3,425	4,051	1,470	1,335	1,549	338	4,692	75
9	Net interest and other financial income (costs)[d]	(109)	(179)	(216)	(81)	(64)	(70)	(103)	(318)	(142)
10	**Income before taxes**	5,238	3,246	3,835	1,389	1,271	1,479	235	4,374	(67)
11	Income tax provision	1,845	1,113	1,280	486	432	521	67	1,506	11
12	**Net income**	3,393	2,133	2,555	903	839	958	168	2,868	(78)
13	Net income attributable to noncontrolling interests	4	21	31	12	13	10	(19)	16	(79)
14	**Net income attributable to MPC**	**$ 3,389**	**$ 2,112**	**$ 2,524**	**$ 891**	**$ 826**	**$ 948**	**$ 187**	**$ 2,852**	**$ 1**
15	Effective tax rate	35%	34%	33%	35%	34%	35%	29%	34%	(17%)

[a] We revised our operating segment presentation in the first quarter of 2016 in connection with the contribution of our inland marine business to MPLX; our inland marine business, which was previously included in Refining & Marketing, is now included in Midstream. Comparable prior period information has been recast to reflect our revised segment presentation.

[b] The fourth quarter and full-year 2015 includes a non-cash LCM inventory valuation charge of $370 million, which reduced Refining & Marketing and Speedway segment income by $345 million and $25 million, respectively. The first quarter 2016 includes a non-cash LCM inventory valuation charge of $15 million, which reduced Refining & Marketing segment income.

[c] Includes the results of MarkWest from the December 4, 2015 merger date.

[d] The fourth quarter and full-year 2015 includes transaction costs of $32 million and $36 million, respectively, related to the MarkWest merger. The Midstream segment results for the fourth quarter and full-year 2015 reflect $26 million and $30 million of these costs, respectively. The remaining $6 million is included in net interest and other financial income (costs) in both periods.

[e] Reflects an impairment charge in third quarter 2015 for the cancellation of the Residual Oil Upgrader Expansion ("ROUX") project and a goodwill impairment in first quarter 2016.

2

CONSOLIDATED STATEMENTS OF INCOME

Marathon Petroleum Corporation

	(In millions except per-share data)	Year 2012	Year 2013	Year 2014	1st Qtr 2015	2nd Qtr 2015	3rd Qtr 2015	4th Qtr 2015[a]	Year 2015[a]	1st Qtr 2016[a]
1	**REVENUES AND OTHER INCOME:**	$ 82,492	$ 100,254	$ 98,102	$ 17,240	$ 20,581	$ 18,758	$ 15,679	$ 72,258	$ 12,830
	COSTS AND EXPENSES:									
2	Cost of revenues[b]	68,668	87,401	83,770	13,044	16,366	14,165	12,008	55,583	9,701
3	Purchases from related parties	280	357	505	76	82	61	89	308	107
4	Inventory market valuation charges (credits)	-	-	-	-	-	-	370	370	15
5	Consumer excise taxes	5,709	6,263	6,685	1,832	1,939	1,988	1,933	7,692	1,826
6	Impairment expense	-	-	-	-	-	144	-	144	129
7	Depreciation and amortization[c]	995	1,220	1,326	363	362	364	413	1,502	490
8	Selling, general and administrative expenses[b]	1,223	1,248	1,375	358	393	392	433	1,576	378
9	Other taxes	270	340	390	97	104	95	95	391	109
10	Total costs and expenses	77,145	96,829	94,051	15,770	19,246	17,209	15,341	67,566	12,755
11	**Income from operations**	5,347	3,425	4,051	1,470	1,335	1,549	338	4,692	75
12	Related party net interest and other financial income	1	-	-	-	-	-	-	-	-
13	Net interest and other financial costs	(110)	(179)	(216)	(81)	(64)	(70)	(103)	(318)	(142)
14	**Income before income taxes**	5,238	3,246	3,835	1,389	1,271	1,479	235	4,374	(67)
	Income tax provision (benefit)									
15	Current	1,353	1,090	1,522	488	442	515	(73)	1,372	13
16	Deferred	492	23	(242)	(2)	(10)	6	140	134	(2)
17	Total provision for income taxes	1,845	1,113	1,280	486	432	521	67	1,506	11
18	**Net income**	3,393	2,133	2,555	903	839	958	168	2,868	(78)
19	Less: net income attributable to noncontrolling interests	4	21	31	12	13	10	(19)	16	(79)
20	**NET INCOME ATTRIBUTABLE TO MPC**	**$ 3,389**	**$ 2,112**	**$ 2,524**	**$ 891**	**$ 826**	**$ 948**	**$ 187**	**$ 2,852**	**$ 1**
	Per common share data:[d]									
	Basic:									
21	Number of shares (millions)	680	630	570	545	541	535	531	538	529
22	Net income attributable to MPC per share	**$ 4.97**	**$ 3.34**	**$ 4.42**	**$ 1.63**	**$ 1.52**	**$ 1.77**	**$ 0.35**	**$ 5.29**	**$ 0.003**
	Diluted:									
23	Number of shares (millions)	684	634	574	549	544	538	535	542	531
24	Net income attributable to MPC per share	**$ 4.95**	**$ 3.32**	**$ 4.39**	**$ 1.62**	**$ 1.51**	**$ 1.76**	**$ 0.35**	**$ 5.26**	**$ 0.003**
25	**Dividends paid per common share[d]**	**$ 0.60**	**$ 0.77**	**$ 0.92**	**$ 0.25**	**$ 0.25**	**$ 0.32**	**$ 0.32**	**$ 1.14**	**$ 0.32**

[a] Includes the results of MarkWest from the December 4, 2015 merger date.

[b] Reclassifications of data have been made for 2012 to conform to current classifications.

[c] Reflects an impairment charge in third quarter 2015 for the cancellation of the Residual Oil Upgrader Expansion ("ROUX") project and a goodwill impairment in first quarter 2016.

[d] All historical share and per share data are retroactively restated on a post-split basis to reflect the two-for-one stock split in June 2015.

3

CONSOLIDATED BALANCE SHEETS
Marathon Petroleum Corporation

	(In millions)	Dec. 31 2012	Dec. 31 2013	Dec. 31 2014	Dec. 31 2015	Mar. 31 2016
	ASSETS					
	Current assets:					
1	Cash and cash equivalents	$ 4,860	$ 2,292	$ 1,494	$ 1,127	$ 308
2	Receivables, less allowance for doubtful accounts[a]	4,610	5,559	4,058	2,927	2,602
	Inventories:					
3	Crude oil and refinery feedstocks	1,383	1,797	2,219	2,180	2,044
4	Refined products	1,761	2,367	2,955	2,804	2,761
5	Materials and supplies	231	425	302	438	399
6	Merchandise	74	100	166	173	164
7	Lower of cost or market reserve	-	-	-	(370)	(385)
8	Total inventories	3,449	4,689	5,642	5,225	4,983
9	Other current assets	110	197	145	192	204
10	Total current assets	13,029	12,737	11,339	9,471	8,097
11	Equity method investments	321	463	865	3,622	3,807
12	Property, plant and equipment, net	12,643	13,921	16,261	25,164	25,319
13	Goodwill	930	938	1,566	4,019	3,649
14	Other noncurrent assets[b]	280	308	394	839	886
15	Total assets	$ 27,203	$ 28,367	$ 30,425	$ 43,115	$ 41,758
	LIABILITIES					
	Current liabilities:					
16	Accounts payable[c]	$ 6,785	$ 8,234	$ 6,661	$ 4,743	$ 4,083
17	Payroll and benefits payable	364	406	427	503	302
18	Consumer excise taxes payable	325	373	463	460	459
19	Accrued taxes	598	513	647	184	145
20	Debt due within one year	19	23	27	29	215
21	Other current liabilities	112	275	354	426	391
22	Total current liabilities	8,203	9,824	8,579	6,345	5,595
23	Long-term debt[b]	3,322	3,355	6,575	11,896	11,351
24	Deferred income taxes	2,050	2,304	2,014	3,285	3,356
25	Defined benefit postretirement plan obligations	1,266	771	1,099	1,179	1,216
16	Deferred credits and other liabilities	257	781	768	735	746
27	Total liabilities	15,098	17,035	19,035	23,440	22,264
	EQUITY					
28	MPC stockholders' equity	11,694	10,920	10,751	13,237	12,902
29	Noncontrolling interests	411	412	639	6,438	6,592
30	Total equity	12,105	11,332	11,390	19,675	19,494
31	Total liabilities and equity	$ 27,203	$ 28,367	$ 30,425	$ 43,115	$ 41,758
32	Net shares outstanding at Balance Sheet date[d]	666	594	547	531	530

[a] Includes related party receivables.

[b] We adopted the updated Financial Accounting Standards Board debt issuance cost standard as of June 30, 2015. We reclassified unamortized debt issuance costs related to term debt from other noncurrent assets to total debt.

[c] Includes related party payables.

[d] Presented on a post-split basis to reflect two-for-one stock split in June 2015.

4

CONSOLIDATED STATEMENTS OF CASH FLOWS (YTD)
Marathon Petroleum Corporation

	(In millions)	Dec. 31 2012	Dec. 31 2013	Dec. 31 2014	Mar. 31 2015	Jun. 30 2015	Sep. 30 2015	Dec. 31 2015	Mar. 31 2016
	Increase (decrease) in cash and cash equivalents								
	OPERATING ACTIVITIES:								
1	Net income	$ 3,393	$ 2,133	$ 2,555	$ 903	$ 1,742	$ 2,700	$ 2,868	$ (78)
	Adjustments to reconcile net income to net cash provided by operating activities:								
2	Impairment expense	-	-	-	-	-	144	144	129
3	Depreciation and amortization	995	1,220	1,326	363	725	1,089	1,502	490
4	Inventory market valuation charges (credits)	-	-	-	-	-	-	370	15
5	Pension and other postretirement benefits, net	153	(124)	151	26	57	51	80	30
6	Deferred income taxes	492	23	(242)	(2)	(12)	(6)	134	(2)
7	Net gain on disposal of assets	(177)	(6)	(21)	(5)	(4)	(6)	(7)	(25)
8	Equity method investments, net	11	(18)	17	2	14	8	25	28
9	Changes in the fair value of derivative instruments	59	(21)	(3)	(12)	18	9	4	(18)
10	Changes in: Current receivables[a]	851	(940)	1,642	691	179	931	1,292	325
11	Inventories	(115)	(305)	(786)	205	102	86	80	226
12	Current accounts payable and accrued liabilities[b]	(1,223)	1,464	(1,547)	(939)	(591)	(1,707)	(2,400)	(810)
13	All other - net	53	(21)	18	(42)	(46)	(46)	(31)	17
14	**Net cash provided by operating activities**	4,492	3,405	3,110	1,190	2,184	3,253	4,061	327
	INVESTING ACTIVITIES:								
15	Additions to property, plant and equipment	(1,369)	(1,206)	(1,480)	(389)	(764)	(1,277)	(1,998)	(745)
16	Acquisitions, net of cash acquired	(190)	(1,515)	(2,821)	-	-	-	(1,218)	-
17	Disposal of assets	53	16	27	11	12	14	21	77
18	Investments and other - net	54	(51)	(269)	(10)	(104)	(165)	(246)	(59)
19	**Net cash provided by (used in) investing activities**	(1,452)	(2,756)	(4,543)	(388)	(856)	(1,428)	(3,441)	(727)
	FINANCING ACTIVITIES:								
20	Commercial paper - net	-	-	-	-	-	-	-	188
21	Debt - net	(23)	(25)	3,223	103	97	91	746	(560)
22	Issuance of common stock	108	48	26	21	26	29	33	1
23	Common stock repurchased	(1,350)	(2,793)	(2,131)	(209)	(617)	(773)	(965)	(75)
24	Dividends paid	(407)	(484)	(524)	(136)	(272)	(443)	(613)	(169)
25	Net proceeds from issuance of MPLX LP common units	407	-	221	-	-	-	-	315
26	Distributions to noncontrolling interests	-	(21)	(27)	(9)	(18)	(29)	(40)	(121)
27	Contributions from (distributions to) Marathon Oil	-	-	-	-	-	-	-	-
28	Tax settlement with Marathon Oil Corporation	-	39	-	-	-	-	-	-
29	Contingent consideration payments	-	-	(172)	-	(175)	(175)	(175)	-
30	All other - net	6	19	19	12	18	25	27	2
31	**Net cash provided by (used in) financing activities**	(1,259)	(3,217)	635	(218)	(941)	(1,275)	(987)	(419)
32	**Net increase (decrease) in cash and cash equivalents**	1,781	(2,568)	(798)	584	387	550	(367)	(819)
33	**Cash and cash equivalents at beginning of period**	3,079	4,860	2,292	1,494	1,494	1,494	1,494	1,127
34	**Cash and cash equivalents at end of period**	$ 4,860	$ 2,292	$ 1,494	$ 2,078	$ 1,881	$ 2,044	$ 1,127	$ 308
34	**Cash Flow from Operations, excluding changes in working capital**	$ 4,920	$ 3,207	$ 3,804	$ 1,245	$ 2,476	$ 3,934	$ 5,085	$ 604

[a] Includes changes in related party receivables.

[b] Includes changes in related party payables.

5

Dec. 31 Dec. 31 Dec. 31 Mar. 31 Jun. 30 Sep. 30 Dec. 31 Mar. 31 (In millions) 2012 2013 2014 2015 2015 2015 2015 2016 1 Refining & Marketing (a) 9,805$ 10,708$ 10,753$ 10,722$ 10,674$ 10,535$ 10,634$ 10,609$ 2 Speedway 1,108 1,281 3,464 3,447 3,484 3,556 3,686 3,673 3 Midstream (a)(b) 1,532 1,671 1,760 1,780 1,804 1,862 10,455 10,657 4 Corporate and Other 198 261 284 292 321 341 389 380 5 Total 12,643$ 13,921$ 16,261$ 16,241$ 16,283$ 16,294$ 25,164$ 25,319$ (a) (b) Net Property, Plant and Equipment Marathon Petroleum Corporation We revised our operating segment presentation in the first quarter of 2016 in connection with the contribution of our inland marine business to MPLX; our inland marine business, which was previously included in Refining & Marketing, is now included in Midstream. Comparable prior period information has been recast to reflect our revised segment presentation. Includes MarkWest net property, plant and equipment from the December 4, 2015 merger. 6

Refining & Marketing Segment - Supplemental Financial and Operating Data
Marathon Petroleum Corporation

		Year 2012	Year 2013	Year 2014	1st Qtr 2015	2nd Qtr 2015	3rd Qtr 2015	4th Qtr 2015	Year 2015	1st Qtr 2016
1	**Income from Operations ($MM)**[(a)(b)]	5,022	3,131	3,538	1,292	1,181	1,434	179	4,086	(62)
2	**Depreciation & Amortization ($MM)**[(a)]	784	989	1,020	261	261	262	268	1,052	273
3	**Capital Expenditures and Investments ($MM)**[(a)(c)]	682	2,049	1,043	223	207	256	359	1,045	243
4	MPC consolidated refined product sales volume (mbpd)[(d)(e)]	1,618	2,086	2,138	2,246	2,341	2,359	2,257	2,301	2,158
	Refining & Marketing Operating Statistics[(e)]									
5	R&M segment refined product sales volume (mbpd)[(f)]	1,599	2,075	2,125	2,233	2,329	2,345	2,248	2,289	2,148
6	Refining & Marketing gross margin ($/bbl)[(g)]	17.85	13.24	15.05	16.14	14.84	17.27	12.70	15.25	9.98
7	Crude oil refining capacity (mbpcd)[(h)]	1,195	1,661	1,714	1,731	1,731	1,731	1,731	1,731	1,794
8	Crude oil capacity utilization (%)	100	96	95	97	103	101	95	99	89
	Refinery throughputs (mbpd):[(i)]									
9	Crude oil refined	1,195	1,589	1,622	1,672	1,789	1,744	1,638	1,711	1,603
10	Other charge & blendstocks	168	213	184	180	162	168	201	177	171
11	Total	1,363	1,802	1,806	1,852	1,951	1,912	1,839	1,888	1,774
12	Sour crude oil throughput percentage	53	53	52	56	55	56	55	55	61
13	WTI-priced crude oil throughput percentage	28	21	19	20	19	20	20	20	18
	Refined Product Yields (MBPD)[(i)]									
14	Gasoline	738	921	869	911	896	911	934	913	899
15	Distillates	433	572	580	553	631	611	615	603	571
16	Propane	26	37	35	36	38	33	35	36	32
17	Feedstocks & special products	109	221	276	298	331	292	204	281	234
18	Heavy fuel oil	18	31	25	30	28	32	34	31	30
19	Asphalt	62	54	54	50	58	66	49	55	44
20	Total	1,386	1,836	1,839	1,878	1,982	1,945	1,871	1,919	1,810
	Refinery direct operating costs (dollars per barrel):[(j)]									
21	Turnaround and major maintenance	1.00	1.20	1.80	0.79	0.66	1.37	1.71	1.13	2.43
22	Depreciation and amortization	1.44	1.36	1.41	1.42	1.33	1.36	1.43	1.39	1.54
23	Other manufacturing[(k)]	3.15	4.14	4.86	4.26	3.94	4.17	4.25	4.15	4.14
24	Total	5.59	6.70	8.07	6.47	5.93	6.90	7.39	6.67	8.11

(a) We revised our operating segment presentation in the first quarter of 2016 in connection with the contribution of our inland marine business to MPLX; our inland marine business, which was previously included in Refining & Marketing, is now included in Midstream. Comparable prior period information has been recast to reflect our revised segment presentation.

(b) Includes non-cash LCM inventory valuation charge of $345 million for the fourth quarter and full-year 2015 and $15 million for the first quarter 2016.

(c) Includes acquisition in first quarter 2013 and the third quarter 2014.

(d) Total average daily volumes of refined product sales to wholesale, branded and retail (Speedway segment) customers.

(e) Includes the impact of the Galveston Bay refinery and related assets beginning on the February 1, 2013 acquisition date.

(f) Includes intersegment sales.

(g) Sales revenue less cost of refinery inputs and purchased products, divided by total refinery throughputs. Gross margins for periods prior to fourth quarter 2013 have been recalculated to conform to the current definition. Excludes LCM charge of $345 million for the fourth quarter and full-year 2015 and $15 million for the first quarter 2016.

(h) Based on calendar day capacity, which is an annual average that includes downtime for planned maintenance and other normal operating activities.

(i) Excludes inter-refinery transfer volumes.

(j) Per barrel of total refinery throughputs.

(k) Includes utilities, labor, routine maintenance and other operating costs.

7

Year Year 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Year 1st Qtr 2013 2014 2015 2015 2015 2015 2015 2016 1 964 991 1,031 1,093 1,072 1,043 1,060 991 2 195 182 179 172 180 206 184 217 3 1,159 1,173 1,210 1,265 1,252 1,249 1,244 1,208 4 65 64 70 67 68 69 68 75 5 7 3 5 7 6 4 6 3 6 551 508 523 511 544 557 534 533 7 365 368 342 408 408 408 392 375 8 23 23 25 27 25 26 26 25 9 215 274 307 320 271 247 286 280 10 19 13 15 11 16 19 15 18 11 13 13 14 14 19 18 16 8 12 1,186 1,199 1,226 1,291 1,283 1,275 1,269 1,239 13 1.00 1.82 0.80 0.51 0.80 1.12 0.81 2.62 14 1.09 1.15 1.14 1.06 1.07 1.08 1.09 1.17 15 3.98 4.73 3.99 3.75 4.00 3.78 3.88 3.74 16 6.07 7.70 5.93 5.32 5.87 5.98 5.78 7.53 17 625 631 641 696 672 595 651 612 18 54 45 36 36 28 56 39 36 19 679 676 677 732 700 651 690 648 20 35 33 34 36 36 31 34 39 21 42 44 43 39 43 48 43 42 22 371 361 388 385 367 377 379 366 23 207 212 211 223 203 207 211 196 24 14 13 13 13 10 11 12 9 25 41 43 23 54 59 15 38 34 26 12 13 16 18 16 16 17 12 27 41 41 36 44 47 31 39 36 28 686 683 687 737 702 657 696 653 29 1.47 1.66 0.73 0.89 2.30 2.69 1.64 1.76 30 1.74 1.78 1.85 1.72 1.80 1.97 1.83 2.03 31 4.21 4.76 4.51 4.00 4.25 4.72 4.36 4.36 32 7.42 8.20 7.09 6.61 8.35 9.38 7.83 8.15 33 36 43 35 46 40 61 46 82 (a) (b) (c) (d) Includes the impact of the Galveston Bay refinery and related assets beginning on the February 1, 2013 acquisition date. Includes inter-refinery transfer volumes. Per barrel of total refinery throughputs. Includes utilities, labor, routine maintenance and other operating costs. Depreciation and amortization Other manufacturing (d) Total Inter-refinery transfers (mbpd) Asphalt Total Refinery direct operating costs (dollars per barrel): (c) Turnaround and major maintenance Gasoline Distillates Propane Feedstocks & special products Heavy fuel oil Sour crude oil throughput percentage WTI-priced crude oil throughput percentage Refined Product Yields (MBPD) (b) Midwest Region: Refinery throughputs (MBPD): (b) Crude oil refined Other charge & blendstocks Total Turnaround and major maintenance Depreciation and amortization Other manufacturing (d) Total Heavy fuel oil Asphalt Total Refinery direct operating costs (dollars per barrel): (c) Refined Product Yields (MBPD) (b) Gasoline Distillates Propane Feedstocks & special products Total Sour crude oil throughput percentage WTI-priced crude oil throughput percentage Gulf Coast Region: (a) Refinery throughputs (MBPD): (b) Crude oil refined Other charge & blendstocks Refining & Marketing Segment - Supplemental Operating Data By Region Marathon Petroleum Corporation 8

Speedway Segment - Supplemental Financial and Operating Data
Marathon Petroleum Corporation

		Year 2012	Year 2013	Year 2014	1st Qtr 2015	2nd Qtr 2015	3rd Qtr 2015	4th Qtr 2015	Year 2015	1st Qtr 2016
1	**Income from Operations ($MM)[(a)]**	310	375	544	168	127	243	135	673	167
2	**Depreciation & Amortization ($MM)**	114	112	152	63	62	63	66	254	63
3	**Capital Expenditures and Investments ($MM)[(b)]**	340	296	2,981	45	100	130	226	501	50
4	Gasoline and distillate sales (MMgal)	3,027	3,146	3,942	1,432	1,514	1,555	1,537	6,038	1,483
5	Gasoline and distillate gross margin ($/gal)[(c)]	0.1318	0.1441	0.1775	0.1970	0.1351	0.2146	0.1823	0.1823	0.1682
6	Merchandise sales ($MM)	3,058	3,135	3,611	1,111	1,264	1,294	1,210	4,879	1,152
7	Merchandise gross margin ($MM)	795	825	975	311	359	358	340	1,368	330
8	Merchandise gross margin percent	26.0%	26.3%	27.0%	28.0%	28.5%	27.7%	28.0%	28.0%	29.0%
9	Convenience stores at period end[(d)]	1,464	1,478	2,746	2,753	2,755	2,756	2,766	2,766	2,771
10	Same store gasoline sales volume (period over period)[(e)]	-0.8%	0.5%	-0.7%	-1.2%	-0.2%	0.5%	-0.3%	-0.3%	1.0%
11	Same store merchandise sales (period over period)[(e)(f)]	7.0%	4.3%	5.0%	6.2%	4.6%	3.6%	2.7%	4.1%	3.1%

(a) Includes non-cash LCM inventory valuation charge of $25 million for the fourth quarter and full-year 2015.

(b) Includes acquisitions in 2011, 2012, 2013 and the third quarter 2014.

(c) The price paid by consumers less the cost of refined products, including transportation, consumer excise taxes and bankcard processing fees, divided by gasoline and distillate sales volume. Excludes LCM inventory valuation charge of $25 million for fourth quarter and full-year 2015.

(d) Includes 1,245 stores acquired on September 30, 2014 through the acquisition of Hess' Retail Operations and Related Assets. Segment results for the period prior to the acquisition do not include results from these operations.

(e) Same store comparison includes only locations owned at least 13 months, and therefore excludes locations acquired from Hess.

(f) Excludes cigarettes.

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Midstream Segment - Supplemental Financial and Operating Data
Marathon Petroleum Corporation

		Year 2012	Year 2013	Year 2014	1st Qtr 2015	2nd Qtr 2015	3rd Qtr 2015	4th Qtr 2015[(a)]	Year 2015[(a)]	1st Qtr 2016[(a)]
1	**Income from Operations ($MM)[(b)(c)]**	277	275	342	90	103	93	94	380	167
2	**Depreciation & Amortization ($MM)[(b)]**	74	96	102	26	26	27	65	144	140
3	**Capital Expenditures and Investments ($MM)[(b)(d)]**	234	279	604	87	157	156	14,145	14,545	350
4	Pipeline Throughput (mbpd)[(e)]									
5	Crude oil pipelines	1,191	1,293	1,241	1,221	1,385	1,363	1,137	1,277	1,265
6	Refined product pipelines	980	911	878	886	941	896	934	914	916
7	Total	2,171	2,204	2,119	2,107	2,326	2,259	2,071	2,191	2,181
8	Gathering system throughput (million cubic feet per day)[(f)]							3,075	3,075	3,345
9	Natural gas processed (million cubic feet per day)[(f)]							5,468	5,468	5,636
10	C2 + NGLs fractionated (mbpd)[(f)]							307	307	312

(a) Includes the results of MarkWest from the December 4, 2015 merger date.

(b) We revised our operating segment presentation in the first quarter of 2016 in connection with the contribution of our inland marine business to MPLX; our inland marine business, which was previously included in Refining & Marketing, is now included in Midstream. Comparable prior period information has been recast to reflect our revised segment presentation.

(c) Includes income from equity method investments.

(d) Includes acquisitions in 2013, first quarter 2014 and fourth quarter 2015. Also includes contributions to equity affiliates.

(e) On owned common-carrier pipelines, excluding equity method investments.

(f) Includes amounts related to unconsolidated equity method investments.

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Segment Earnings Before Interest, Taxes, Depreciation & Amortization (Segment EBITDA)
Marathon Petroleum Corporation

#	(In millions except where noted)	Year 2012	Year 2013	Year 2014	1st Qtr 2015	2nd Qtr 2015	3rd Qtr 2015	4th Qtr 2015	Year 2015	1st Qtr 2016
	Segment EBITDA									
	Refining & Marketing Segment									
1	Refined product sales volume (mbpd)[a]	1,599	2,075	2,125	2,233	2,329	2,345	2,248	2,289	2,148
2	Refined product sales volume (thousands of barrels)[a]	585,114	757,397	775,789	201,000	211,907	215,761	206,784	835,452	195,482
3	Refining & Marketing gross margin ($/bbl)[b]	17.85	13.24	15.05	16.14	14.84	17.27	12.70	15.25	9.98
4	Segment income from operations[c][d]	$ 5,022	$ 3,131	$ 3,538	$ 1,292	$ 1,181	$ 1,434	$ 179	$ 4,086	$ (62)
5	Add: Depreciation and amortization[c]	784	989	1,020	261	261	262	268	1,052	273
6	Segment EBITDA[c]	$ 5,806	$ 4,120	$ 4,558	$ 1,553	$ 1,442	$ 1,696	$ 447	$ 5,138	$ 211
	Speedway Segment[e]									
7	Gasoline & distillate sales (millions of gallons)	3,027	3,146	3,942	1,432	1,514	1,555	1,537	6,038	1,483
8	Gasoline & distillate gross margin ($/gal)[f]	0.1318	0.1441	0.1775	0.1970	0.1351	0.2146	0.1823	0.1823	0.1682
9	Merchandise gross margin	$ 795	$ 825	$ 975	$ 311	$ 359	$ 358	$ 340	$ 1,368	$ 330
10	Segment income from operations[g]	$ 310	$ 375	$ 544	$ 168	$ 127	$ 243	$ 135	$ 673	$ 167
11	Add: Depreciation and amortization	114	112	152	63	62	63	66	254	63
12	Segment EBITDA	$ 424	$ 487	$ 696	$ 231	$ 189	$ 306	$ 201	$ 927	$ 230
	Midstream Segment[h]									
13	Income (loss) from equity method investments	$ 32	$ 8	$ 57	$ 9	$ 12	$ 17	$ 24	$ 62	$ 23
14	Segment income from operations[c]	$ 277	$ 275	$ 342	$ 90	$ 103	$ 93	$ 94	$ 380	$ 167
15	Add: Depreciation and amortization[c]	74	96	102	26	26	27	65	144	140
16	Segment EBITDA[c]	$ 351	$ 371	$ 444	$ 116	$ 129	$ 120	$ 159	$ 524	$ 307
	Reconciliation from Segment EBITDA to Net Income									
17	Total Segment EBITDA[c]	$ 6,581	$ 4,978	$ 5,698	$ 1,900	$ 1,760	$ 2,122	$ 807	$ 6,589	$ 748
18	Less: Total segment depreciation and amortization	972	1,197	1,274	350	349	352	399	1,450	476
	Items not allocated to segments:									
19	Corporate and other unallocated items[c]	(321)	(261)	(277)	(79)	(75)	(75)	(70)	(299)	(67)
20	Minnesota assets sale settlement gain	183	-	-	-	-	-	-	-	-
21	Pension settlement expenses	(124)	(95)	(96)	(1)	(1)	(2)	-	(4)	(1)
22	Impairments[i]	-	-	-	-	-	(144)	-	(144)	(129)
23	**Income from operations**	5,347	3,425	4,051	1,470	1,335	1,549	338	4,692	75
24	Net interest and other financing income (costs)	(109)	(179)	(216)	(81)	(64)	(70)	(103)	(318)	(142)
25	**Total income before income taxes**	5,238	3,246	3,835	1,389	1,271	1,479	235	4,374	(67)
26	Income tax provision	1,845	1,113	1,280	486	432	521	67	1,506	11
27	**Net income**	3,393	2,133	2,555	903	839	958	168	2,868	(78)
28	Less: Net income attributable to noncontrolling interests	4	21	31	12	13	10	(19)	16	(79)
29	**Net income attributable to MPC**	**$ 3,389**	**$ 2,112**	**$ 2,524**	**$ 891**	**$ 826**	**$ 948**	**$ 187**	**$ 2,852**	**$ 1**

[a] Includes intersegment sales.

[b] Sales revenue less cost of refinery inputs and purchased products, divided by total refinery throughputs. Gross margins for periods prior to fourth quarter 2013 have been recalculated to conform to the current definition. Excludes LCM charge of $345 million for the fourth quarter and full-year 2015 and $15 million for the first quarter 2016.

[c] We changed our operating segment presentation in the first quarter of 2016 in connection with the contribution of our inland marine business to MPLX; our inland marine business, which was previously included in Refining & Marketing, is now included in Midstream. Comparable prior period information has been recast to reflect our revised segment presentation.

[d] Includes non-cash LCM inventory valuation charge of $345 million for the fourth quarter and full-year 2015 and $15 million for the first quarter 2016.

[e] Includes the impact of Hess' retail operations and related assets beginning on the Sept. 30, 2014 acquisition date.

[f] The price paid by consumers less the cost of refined products, including transportation, consumer excise taxes and bankcard processing fees, divided by gasoline and distillate sales volume. Excludes LCM inventory valuation charge of $25 million for fourth quarter and full-year 2015.

[g] Includes non-cash LCM inventory valuation charge of $25 million for the fourth quarter and full-year 2015.

[h] Includes income from MarkWest's equity method investments from the December 4, 2015 merger date.

[i] Reflects an impairment charge in third quarter 2015 for the cancellation of the Residual Oil Upgrader Expansion ("ROUX") project and a goodwill impairment in first quarter 2016.

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